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                     IMC HOME EQUITY LOAN OWNER TRUST 1997-6
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                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                     IMC HOME EQUITY LOAN OWNER TRUST 1997-6

                                   DISCLAIMER







--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Owner Trust 1997-6, and not by or as agent for IMC Mortgage Company, L.P. (collectively, the "Seller and Servicer"), IMC Securities, Inc. (the "Depositor") or any of their affiliates. None of the Depositor, the Seller or the Servicer has prepared, reviewed or participated in the preparation hereof and is not responsible for the accuracy hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor, Seller and Servicer. PW makes no representations as to the accuracy of such information provided by the Depositor, Seller and Servicer.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------



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                                   PAINEWEBBER

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                     IMC HOME EQUITY LOAN OWNER TRUST 1997-6
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PRICING INFORMATION

                                   SPREAD           AVERAGE           RATINGS
CLASS          SIZE (000'S)       TO LIBOR        LIFE TO CALL      MOODY'S/S&P
--------------------------------------------------------------------------------
A Notes          $700,000           [%]              2.99             Aaa/AAA


PRICING SPEED:                  25% CPR

PAYMENT DATE:                   The 20th day of each month (or the next Business
                                Day thereafter) commencing on November 20, 1997.

INTEREST ACCRUAL PERIOD:        Interest will accrue from the last Payment Date
                                (or from the Closing Date in the case of the first Payment Date) to the day before the related Payment Date based on an Actual/360 day year.

PAYMENT DELAY:                  0 Days

SETTLEMENT (CLOSING) DATE:      On or about October 23, 1997

CUT-OFF DATE:                   October 1, 1997 (close of business)

STATED FINAL PAYMENT DATE:      January 20, 2028, although it is anticipated
                                that the Actual Final Payment Date for the Notes will occur significantly earlier than the Stated
                                Final Payment Date.

OPTIONAL REDEMPTION:            The holders of Residual Interests exceeding in
                                the aggregate a 50% interest may, at their option effect an early redemption of the Notes and terminate the Trust on any Payment Date after the Redemption Date by purchasing all of the Home Equity Loans at a price equal to or greater than the Redemption Price.

REDEMPTION DATE:                The Redemption Date is the first Monthly
                                Remittance Date on which the aggregate Loan
                                Balance of the Home Equity Loans has declined to less than 10% of the aggregate Loan Balance as of the Cut-Off Date.


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                     IMC HOME EQUITY LOAN OWNER TRUST 1997-6
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                        BOND SENSITIVITY TO PREPAYMENTS


NOTE A (TO MATURITY)
CONSTANT PREPAYMENT RATE      15%        20%        25%        30%        35%        40%
----------------------------------------------------------------------------------------
Average Life (years)         5.54       4.14       3.26       2.65       2.21       1.88
Months to Maturity            316        262        212        174        146        124


NOTE A (TO CALL)
CONSTANT PREPAYMENT RATE      15%        20%        25%        30%        35%        40%
----------------------------------------------------------------------------------------
Average Life (years)         5.14       3.81       2.99       2.43       2.03       1.72
Months to Maturity            162        121         95         77         64         54



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                     IMC HOME EQUITY LOAN OWNER TRUST 1997-6
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DESCRIPTION OF SECURITIES

TITLE OF SECURITIES:            IMC Home Equity Loan Owner Trust 1997-6

NOTES:                          $700 million (single class)

CERTIFICATES:                   Residual Interest (not offered hereby)

LEAD UNDERWRITER:               PaineWebber Incorporated

CO-UNDERWRITERS:                Bear, Stearns and Co. Inc.
                                Nomura Securities International, Inc.

SELLER AND SERVICER:            IMC Mortgage Company, L.P.
                                Headquartered in Tampa, FL

DEPOSITOR:                      IMC Securities, Inc.

OWNER TRUSTEE:                  Wilmington Trust Company

INDENTURE TRUSTEE:              The Chase Manhattan Bank

PRE-FUNDING ACCOUNT             On the Closing Date, $131,360,377 will be
                                deposited in an account (the "Pre-Funding
                                Account") and will be used to acquire Subsequent
                                Loans. The "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000 and
                                (ii) January 23, 1998.

HOME EQUITY LOANS:              - First lien, adjustable rate mortgage loans.
                                - 1-4 Family residential properties.
                                - Substantial percentage of the loans do not conform to FNMA or FHLMC underwriting standards or to those standards typically applied by banks or other lending institutions, particularly with regard to a borrower's credit history.
                                - Approximately 71% of the Home Equity Loans bear prepayment penalties.

FORM OF OFFERING:               Book-Entry form, same-day funds through DTC,
                                Euroclear, and CEDEL.

DENOMINATIONS:                  Minimum denominations of $25,000 and multiples
                                of $1,000 thereafter.



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                     IMC HOME EQUITY LOAN OWNER TRUST 1997-6
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DESCRIPTION OF SECURITIES (CONTINUED)

NOTE RATE:                      On each Payment Date, the "Note Rate"
                                will be equal to the lesser of (x) with
                                respect to any Payment Date which occurs on or prior to the Redemption Date, One-Month
                                LIBOR plus __% per annum and for any Payment
                                Date thereafter, One-Month LIBOR plus __% per annum, and (y) the Available Funds Cap.

AVAILABLE FUNDS CAP:            The "Available Funds Cap" is the weighted
                                average of the Coupon Rates on the Home Equity
                                Loans, less 1.12% per annum.

AVAILABLE FUNDS CAP
CARRY FORWARD AMOUNT:           If, on any Payment Date, the Available Funds Cap
                                limits the Note Rate (i.e., the rate set by the Available Funds Cap is less than the Formula
                                Note Rate which is defined in clause (x) of the definition of Note Rate above), the amount of any such shortfall will be carried forward and be due and payable on future Payment Dates and shall accrue interest at the applicable Formula
                                Note Rate, until paid (such shortfall, together with such accrued interest, the "Available Funds
                                Cap Carry Forward Amount").

                                The Insurance Policy for the Notes does not cover the Available Funds Cap Carry Forward Amount; the payment of such amount may be funded only from (i) any excess interest resulting from the Available Funds Cap being in excess of the Formula Note Rate on Future Payment Dates, and (ii) any Net Monthly Excess Cashflow which would otherwise be paid to the Servicer or the Indenture Trustee on account of certain reimburseable amounts, or to the Owners of the Residual Interests.

SERVICING/OTHER FEES:           The collateral is subject to certain fees,
                                including a servicing fee of 0.50% per annum payable monthly, Note Insurer fees, and trustee fees.

ADVANCING BY SERVICER:          The Servicer is required to advance from its
                                own funds any delinquent payment of interest
                                (not principal) unless such interest is deemed to be non-recoverable (the "Delinquency
                                Advances").


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                                                                               5
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                     IMC HOME EQUITY LOAN OWNER TRUST 1997-6
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DESCRIPTION OF SECURITIES (CONTINUED)

CREDIT ENHANCEMENT:             Credit enhancement with respect to the Notes
                                will be provided by (a) the
                                overcollateralization mechanics which
                                utilize the excess interest created by the internal cashflows of the pool, and (b) the Financial Security Assurance, Inc.("FSA")
                                Insurance Policy.

                                Overcollateralization: Subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time.

                                FSA Insurance Policy: FSA (the "Note
                                Insurer") will unconditionally and
                                irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Notes (i.e. after any losses reduce the overcollateralization to zero, FSA will cover the excess, if any, of the Note principal balance over the aggregate collateral balance). The Insurance Policy does not guarantee the payment of Available Funds Cap Carry-Forward Amounts. The
                                Insured Payments do not cover Realized
                                Losses except to the extent that an
                                Overcollateralization Deficit exists.
                                Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that an Overcollateralization Deficit would otherwise result therefrom. The Insurance Policy is not cancelable for any reason.

FEDERAL TAX ASPECTS:            The trust will be an Owner Trust. No election
                                will be made to treat the Trust Estate or any portion thereof as a REMIC for federal income tax purposes.

ERISA CONSIDERATIONS:           The Notes may be purchased by employee benefit
                                plans that are subject to ERISA.

SMMEA ELIGIBILITY:              The Notes will NOT constitute "mortgage-related
                                securities" for purposes of SMMEA.



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                     IMC HOME EQUITY LOAN OWNER TRUST 1997-6
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DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE







POOL LEVEL DETAIL:
------------------

NUMBER OF LOANS:                                     5,659

CURRENT BALANCE:                              $568,639,623

AVERAGE BALANCE:                                  $100,484

MINIMUM BALANCE:                                    $8,861

MAXIMUM BALANCE:                                  $532,976

WTD AVERAGE COUPON:                                  10.14%

ORIGINAL TERM (MONTHS):                                358

SEASONING (MONTHS):                                      3

COMBINED LOAN-TO-VALUE:                              76.81%

WTD AVG INITIAL PERIODIC RATE CAP:                    2.64%

WTD AVG SUBSEQUENT PERIODIC RATE CAP:                 1.08%

WTD AVG LIFE CAP:                                    16.74%

WTD AVG MONTHS TO ROLL:                                 17


The sums and percentages in the following tables may not equal the totals shown due to rounding.



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                     IMC HOME EQUITY LOAN OWNER TRUST 1997-6
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DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE

AGGREGATE FIELD                   DESCRIPTION   COUNT       BALANCE    POOL%
STATE                                 Alabama      1           54,213   0.01
                                       Alaska      1          106,112   0.02
                                      Arizona     95        8,897,423   1.56
                                     Arkansas      3          139,195   0.02
                                   California    622       91,825,103  16.15
                                     Colorado    172       17,909,174   3.15
                                  Connecticut    151       18,231,072   3.21
                                     Delaware     29        2,758,560   0.49
                         District of Columbia     25        2,279,366   0.40
                                      Florida    274       26,851,046   4.72
                                      Georgia     68        7,220,755   1.27
                                       Hawaii     59       10,742,006   1.89
                                        Idaho     64        4,893,829   0.86
                                     Illinois    413       41,971,760   7.38
                                      Indiana    131        8,793,065   1.55
                                         Iowa     19        1,132,639   0.20
                                       Kansas     10          657,166   0.12
                                     Kentucky     34        2,411,237   0.42
                                    Louisiana     15          819,124   0.14
                                        Maine      8          647,327   0.11
                                     Maryland    251       27,154,120   4.78
                                Massachusetts    132       15,455,670   2.72
                                     Michigan    387       27,145,905   4.77
                                    Minnesota     98        8,434,087   1.48
                                  Mississippi      4          167,001   0.03
                                     Missouri    102        5,336,705   0.94
                                      Montana     16        1,741,189   0.31
                                     Nebraska     10          623,548   0.11
                                       Nevada     25        2,678,482   0.47
                                New Hampshire     17        1,546,611   0.27
                                   New Jersey    127       17,276,304   3.04
                                   New Mexico     85        9,083,294   1.60
                                     New York    405       42,272,397   7.43
                               North Carolina    129       11,044,791   1.94
                                         Ohio    388       28,550,506   5.02
                                     Oklahoma     20        1,164,632   0.20
                                       Oregon    173       18,682,707   3.29
                                 Pennsylvania    168       13,905,468   2.45
                                  Puerto Rico      1          107,275   0.02
                                 Rhode Island     46        4,089,351   0.72
                               South Carolina     41        3,352,319   0.59
                                 South Dakota      3          146,147   0.03
                                    Tennessee     36        2,980,627   0.52
                                        Texas    246       22,006,274   3.87
                                         Utah    137       14,132,922   2.49
                                      Vermont      4          385,937   0.07
                                     Virginia     45        5,386,014   0.95
                                   Washington    207       24,243,833   4.26
                                West Virginia     14          963,462   0.17
                                    Wisconsin    145       10,050,227   1.77
                                      Wyoming      3          191,646   0.03
                                               -----     ------------ ------
                                               5,659     $568,639,623 100.00%



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                     IMC HOME EQUITY LOAN OWNER TRUST 1997-6
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DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)

AGGREGATE FIELD                   DESCRIPTION   COUNT       BALANCE    POOL%
COMBINED LTV                      10+% to 15%      2           29,991   0.01
                                  15+% to 20%      8          382,487   0.07
                                  20+% to 25%     12          531,049   0.09
                                  25+% to 30%     12          705,349   0.12
                                  30+% to 35%     28        1,332,057   0.23
                                  35+% to 40%     40        2,145,238   0.38
                                  40+% to 45%     36        2,433,164   0.43
                                  45+% to 50%    101        6,194,765   1.09
                                  50+% to 55%    126        8,550,952   1.50
                                  55+% to 60%    210       15,294,155   2.69
                                  60+% to 65%    453       37,222,207   6.55
                                  65+% to 70%    667       61,666,958  10.84
                                  70+% to 75%   1005      104,236,157  18.33
                                  75+% to 80%   1512      159,806,064  28.10
                                  80+% to 85%    858       98,072,426  17.25
                                  85+% to 90%    529       63,367,005  11.14
                                  90+% to 95%     13        1,240,732   0.22
                                  95+% to100%     47        5,428,867   0.95
                                               -----     ------------ ------
                                               5,659     $568,639,623 100.00%

AGGREGATE FIELD                   DESCRIPTION   COUNT       BALANCE    POOL%
COUPON                               5+ -  6%      3          494,026   0.09
                                     6+ -  7%     18        2,197,350   0.39
                                     7+ -  8%    204       24,919,719   4.38
                                     8+ -  9%    776       96,692,114  17.00
                                     9+ - 10%   1639      180,581,370  31.76
                                    10+ - 11%   1508      146,662,826  25.79
                                    11+ - 12%    865       72,075,639  12.68
                                    12+ - 13%    407       29,630,138   5.21
                                    13+ - 14%    165       10,512,770   1.85
                                    14+ - 15%     61        4,243,247   0.75
                                    15+ - 16%     11          419,345   0.07
                                    16+ - 17%      1          171,193   0.03
                                    17+ - 18%      1           39,885   0.01
                                               -----     ------------ ------
                                               5,659     $568,639,623 100.00%




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                                                                               9
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                     IMC HOME EQUITY LOAN OWNER TRUST 1997-6
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DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)

AGGREGATE FIELD                   DESCRIPTION   COUNT       BALANCE    POOL%
CURRENT BALANCE                    0K+ to 25K    143        2,945,873   0.52
                                  25K+ to 50K    928       36,120,917   6.35
                                  50K+ to 75K   1345       84,322,099  14.83
                                 75K+ to 100K   1082       94,255,998  16.58
                                100K+ to 125K    752       83,979,402  14.77
                                125K+ to 150K    492       67,321,771  11.84
                                150K+ to 175K    298       47,914,033   8.43
                                175K+ to 200K    186       34,984,991   6.15
                                200K+ to 250K    218       48,574,000   8.54
                                250K+ to 300K    110       30,098,404   5.29
                                300K+ to 350K     59       19,203,241   3.38
                                350K+ to 400K     26        9,693,987   1.70
                                400K+ to 450K      8        3,385,192   0.60
                                450K+ to 500K     11        5,306,739   0.93
                                500K+ to 550K      1          532,976   0.09
                                               -----     ------------ ------
                                               5,659     $568,639,623 100.00%


AGGREGATE FIELD                   DESCRIPTION   COUNT       BALANCE    POOL%
PROPERTY TYPE                      2-4 Family    253       24,962,236   4.39
                                        Condo    103        9,490,077   1.67
                                   Town House     13        1,059,135   0.19
                               Mfctrd Housing     13          891,584   0.16
                                 Multi-Family     36        3,499,515   0.62
                       Single Family Attached     14        1,119,982   0.20
                       Single Family Detached   5217      526,348,061  92.56
                                          PUD     10        1,269,033   0.22
                                               -----     ------------ ------
                                               5,659     $568,639,623 100.00%


AGGREGATE FIELD                   DESCRIPTION   COUNT       BALANCE    POOL%
MONTHS SINCE ORIGINATION             0 - 1 Mo    834       83,596,324  14.70
                                   2 - 12 Mos   4808      483,552,452  85.04
                                  13 - 24 Mos     15        1,380,223   0.24
                               25 Mos or more      2          110,623   0.02
                                               -----     ------------ ------
                                               5,659     $568,639,623 100.00%


AGGREGATE FIELD                   DESCRIPTION   COUNT       BALANCE    POOL%
REMAINING TERM                  Up to 120 Mos     14        1,312,308   0.23
                                121 - 180 Mos     44        3,459,699   0.61
                                181 - 240 Mos     10        1,064,568   0.19
                                301 - 360 Mos   5591      562,803,048  98.97
                                               -----     ------------ ------
                                               5,659     $568,639,623 100.00%



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                                                                              10
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                     IMC HOME EQUITY LOAN OWNER TRUST 1997-6
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DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)

AGGREGATE FIELD                   DESCRIPTION   COUNT       BALANCE    POOL%
OCCUPANCY                             Primary   5170      529,272,452  93.08
                                     Investor    476       38,290,245   6.73
                                    Secondary     13        1,076,926   0.19
                                               -----     ------------ ------
                                               5,659     $568,639,623 100.00%


AGGREGATE FIELD                   DESCRIPTION   COUNT       BALANCE    POOL%
LIEN TYPE                               First   5659      568,639,623 100.00
                                               -----     ------------ ------
                                               5,659     $568,639,623 100.00%


AGGREGATE FIELD                   DESCRIPTION   COUNT       BALANCE    POOL%
LIFE CAP                            10+ - 11%      3          191,870   0.03
                                    11+ - 12%      5          551,203   0.10
                                    12+ - 13%      8        1,014,423   0.18
                                    13+ - 14%     65        8,055,828   1.42
                                    14+ - 15%    447       55,102,277   9.69
                                    15+ - 16%   1172      138,234,146  24.31
                                    16+ - 17%   1626      170,702,577  30.02
                                    17+ - 18%   1232      110,104,020  19.36
                                    18+ - 19%    642       52,561,430   9.24
                                    19+ - 20%    282       19,577,795   3.44
                                    20+ - 21%    128        8,973,292   1.58
                                    21+ - 22%     33        2,141,397   0.38
                                    22+ - 23%      3          283,879   0.05
                                    24+ - 25%      3          262,002   0.05
                                    25+ - 26%      1           74,358   0.01
                                    27+ - 28%      1           59,976   0.01
                                    28+ - 29%      1          124,450   0.02
                                     Over 50%      7          624,699   0.11
                                               -----     ------------ ------
                                               5,659     $568,639,623 100.00%



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                                                                              11

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                     IMC HOME EQUITY LOAN OWNER TRUST 1997-6
--------------------------------------------------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)

AGGREGATE FIELD                   DESCRIPTION   COUNT       BALANCE    POOL%
LIFE FLOOR                           4+ -  5%      6          627,172   0.11
                                     5+ -  6%     27        3,405,425   0.60
                                     6+ -  7%    102       12,277,074   2.16
                                     7+ -  8%    276       30,706,138   5.40
                                     8+ -  9%    711       87,373,790  15.37
                                     9+ - 10%   1476      161,811,288  28.46
                                    10+ - 11%   1397      137,395,337  24.16
                                    11+ - 12%    929       80,046,507  14.08
                                    12+ - 13%    486       38,424,040   6.76
                                    13+ - 14%    181       12,458,901   2.19
                                    14+ - 15%     56        3,654,720   0.64
                                    15+ - 16%     11          419,345   0.07
                                    17+ - 18%      1           39,885   0.01
                                               -----     ------------ ------
                                               5,659     $568,639,623 100.00%


AGGREGATE FIELD                   DESCRIPTION   COUNT       BALANCE    POOL%
MARGIN (CMT LOANS)                   3+ -  4%      1          139,982   0.02
                                     5+ -  6%      3          848,803   0.15
                                     6+ -  7%      7          802,126   0.14
                                     7+ -  8%      7          570,871   0.10
                                     8+ -  9%      5          286,722   0.05
                                     9+ - 10%      1           81,680   0.01
                                               -----     ------------ ------
                                                  24       $2,730,183   0.48%


AGGREGATE FIELD                   DESCRIPTION   COUNT       BALANCE    POOL%
MARGIN (6 MONTH LIBOR)               2+ -  3%      6          799,577   0.14
                                     3+ -  4%     20        2,635,903   0.46
                                     4+ -  5%    234       24,277,960   4.27
                                     5+ -  6%   1161      129,124,953  22.71
                                     6+ -  7%   1938      205,446,092  36.13
                                     7+ -  8%   1248      110,401,698  19.42
                                     8+ -  9%    540       43,728,777   7.69
                                     9+ - 10%    158       14,484,594   2.55
                                    10+ - 11%     63        6,543,430   1.15
                                    11+ - 12%    145       15,674,105   2.76
                                    12+ - 13%     95       10,339,139   1.82
                                    13+ - 14%     24        2,237,260   0.39
                                    14+ - 15%      3          215,953   0.04
                                               -----     ------------ ------
                                               5,635     $565,909,439  99.52%


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                                                                              12

--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1997-6
--------------------------------------------------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)

AGGREGATE FIELD                   DESCRIPTION   COUNT       BALANCE    POOL%
RATE RESET (CMT LOANS)                1997/11      2          535,358   0.09
                                      1997/12      1           96,430   0.02
                                      1998/01      1          303,362   0.05
                                      1998/02      1           33,051   0.01
                                      1998/03      1           62,264   0.01
                                      1998/07      1           84,908   0.01
                                      1998/08      3          134,921   0.02
                                      1998/09      4          333,285   0.06
                                      1998/10      1          233,500   0.04
                                      1998/11      2          129,954   0.02
                                      1999/07      1           84,461   0.01
                                      1999/08      1           88,381   0.02
                                      1999/09      1           44,988   0.01
                                      2000/01      2          403,139   0.07
                                      2001/10      1           72,541   0.01
                                      2002/03      1           89,641   0.02
                                               -----     ------------ ------
                                                  24       $2,730,183   0.48%





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                                                                              13

--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1997-6
--------------------------------------------------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)

AGGREGATE FIELD                   DESCRIPTION   COUNT       BALANCE    POOL%
RATE RESET (6 MONTH LIBOR)            1997/10     13        1,006,703   0.18
                                      1997/11    145       14,046,895   2.47
                                      1997/12    284       28,440,611   5.00
                                      1998/01    444       46,547,377   8.19
                                      1998/02    365       35,885,082   6.31
                                      1998/03    197       22,474,958   3.95
                                      1998/04     75        8,753,952   1.54
                                      1998/05      1          168,463   0.03
                                      1998/06      2          199,498   0.04
                                      1998/07      1           29,964   0.01
                                      1998/08      2          117,377   0.02
                                      1998/09      1           43,117   0.01
                                      1998/10      5          441,620   0.08
                                      1998/11      3          227,896   0.04
                                      1998/12      8          947,878   0.17
                                      1999/01     11        1,503,320   0.26
                                      1999/02     23        2,241,126   0.39
                                      1999/03     41        4,561,531   0.80
                                      1999/04     91       10,290,801   1.81
                                      1999/05    285       27,586,721   4.85
                                      1999/06    894       92,424,402  16.25
                                      1999/07   1236      118,322,928  20.81
                                      1999/08    764       74,811,722  13.16
                                      1999/09    336       33,093,747   5.82
                                      1999/10     35        2,654,499   0.47
                                      1999/12      3          149,368   0.03
                                      2000/01      3          409,222   0.07
                                      2000/02      7        1,096,060   0.19
                                      2000/03      3          429,967   0.08
                                      2000/04      3          420,156   0.07
                                      2000/05     42        4,763,802   0.84
                                      2000/06    114       11,442,554   2.01
                                      2000/07    126       13,242,821   2.33
                                      2000/08     68        6,810,774   1.20
                                      2000/09      4          322,526   0.06
                                               -----     ------------ ------
                                               5,635     $565,909,439  99.52%


--------------------------------------------------------------------------------
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                                                                              14